UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2019

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484)  324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)  or Rule 12b‑2  of the Securities Exchange Act of 1934 (§240.12b‑2  of this chapter).

Emerging growth company ☑

If an emerging growth company,  indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2019, Aclaris Therapeutics, Inc. (the “Company”) and Rigel Pharmaceuticals, Inc. (“Rigel”) entered into a First Amendment (the “First Amendment”) to the License and Collaboration Agreement, originally dated as of August 27, 2015 (the “Original Agreement”).

Pursuant to the First Amendment, the Company and Rigel agreed to eliminate certain of the development milestones and Rigel released the Company from any obligation to pay a milestone payment for such milestones.  The Company also agreed to pay Rigel an amendment fee of $1.5 million to be paid in three equal tranches of $500,000 in January 2020, April 2020 and July 2020. In addition, the parties modified certain other development milestones, and the Company agreed to increase the potential payments payable upon the achievement of such milestones from $10.0 million to $10.5 million in the aggregate. The First Amendment also provides that the Company’s obligation to use commercially reasonable efforts to develop, seek regulatory approval and commercialize at least one product would be deemed satisfied by the Company using commercially reasonable efforts to find a third party to use commercially reasonable efforts to develop, seek regulatory approval and commercialize at least one product.

Except as modified by the First Amendment, all terms and conditions of the Original Agreement remain in full force and effect.

The foregoing summary of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1^	First Amendment to License and Collaboration Agreement, by and between the Company and Rigel Pharmaceuticals, Inc. dated as of October 15, 2019.

^    Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the SEC, certain portions of this exhibit have been redacted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, an unredacted copy of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: October 16, 2019		Frank Ruffo Chief Financial Officer